EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the “company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
•	The Quarterly Report of the company on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the company.
     Dated: May 16, 2007

/s/ Steven J. Borick
Name:	Steven J. Borick
Title:	President and Chief Executive Officer

/s/ Emil J. Fanelli
Name:	Emil J. Fanelli
Title:	Chief Accounting Officer and acting Chief Financial Officer